                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-79243) of our reports in Crestline Capital Corporation's Form 10-K and to all references to our Firm included in this registration statement.

Arthur Andersen LLP

Washington, D.C.

June 28, 1999